Exhibit 99.1




TO:  PR NEWSWIRE
DISTRIBUTION
US 2
IRW











                              FOR IMMEDIATE RELEASE

       DEL LABORATORIES, INC. ANNOUNCES FINANCIAL ANALYST CONFERENCE CALL



UNIONDALE, NY April 30, 2007 - - Del Laboratories, Inc. announced today that the Company will hold its financial analyst conference call on May 3, 2007 at 10:00 AM eastern time to discuss its financial results for the quarter and year ended December 31, 2006. Participants may join the call by dialing (866) 847-7859, conference I.D. Del Labs.







                      CONTACT:      Joseph Sinicropi
                                    Executive Vice President
                                    Chief Financial Officer
                                    726 RexCorp Plaza
                                    Uniondale, NY 11556
                                    (516) 844-2050